Exhibit 13.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Pearson plc (the “Company”) for the fiscal year ending December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andy Bird, Chief Executive Officer of the Company, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2023

/s/ Andy Bird

Andy Bird
Chief Executive Officer